UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 4, 2024, Spire Global, Inc. (the “Company”) and Signal Ocean Ltd (“Signal Ocean”) entered into a securities purchase agreement (the “SPA”) for the issuance and sale of 833,333 shares (“Shares”) of the Company’s Class A common stock to Signal Ocean at a price of $12.00 per share (the “Private Placement”). The Private Placement closed on February 8, 2024 (the “Closing”), resulting in gross proceeds to the Company of $10.0 million.

The parties to the SPA have each made customary representations, warranties and covenants that are typical for transactions of this type. Pursuant to the SPA, the Company also agreed to prepare and file a registration statement registering the Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”), within 30 days of the Closing.

The foregoing description of the SPA is qualified in its entirety by reference to the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 8, 2024, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (www.ir.spire.com), its Twitter account (@SpireGlobal), and its LinkedIn page in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
10.1	Securities Purchase Agreement, dated February 4, 2024, by and among Spire Global, Inc. and Signal Ocean Ltd.
99.1	News release of Spire Global, Inc. dated February 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	February 8, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer